EXHIBIT 10.15

                   SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT
                   -------------------------------------------

     THIS SECOND AMENDMENT TO REIMBURSEMENT AGREEMENT is made effective as of April 1, 1997 by and among Integrated Funding, Inc., a New York corporation ("IFI"), and American Insured Mortgage Investors L.P. - Series 85 ("AIM 85"), American Insured Mortgage Investors L.P. - Series 86 ("AIM 86"), and American Insured Mortgage Investors L.P. - Series 88 ("AIM 88") (AIM 85, AIM 86 and AIM 88 collectively referred to as the "AIM Funds").

                                    RECITALS
                                    --------

     A. The parties hereto entered into the Expense Reimbursement Agreement effective as of December 31, 1992 (the "Agreement") in order to allocate to IFI a portion of the expenses incurred by the AIM Funds in connection with the Subadvisor's management of the funds.

     B. The parties hereto entered into the amendment to Reimbursement Agreement effective as of April 1, 1994 (the "First Amendment") in order to change the allocation of expenses to each fund based on the outstanding principal balance of coinsured loans for which IFI acts as the mortgagee of record as of April 1, 1994.

     C. The parties seek to change the allocation of expenses to each fund based on the outstanding principal balance of coinsured loans for which IFI acts as the mortgagee of record as of April 1, 1997.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "1. Reimbursement. IFI will reimburse the AIM Funds a total expense amount calculated as .2893% annually of the outstanding principal balance of the coinsured loans for which IFI acts the mortgagee of record (approximately $49 million as of April 1, 1997). The total expense reimbursement shall be allocated to each AIM Fund as follows:

               AIM FUND            % of Coinsured Loan Balance
               --------            ---------------------------
               AIM 85                           0
               AIM 86                          34%
               AIM 88                          66%
     2. Except as modified above, all other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                         [Signatures on following page]

                                   INTEGRATED FUNDING, INC.


                                   By:  /s/ Frederick J. Burchill
                                        -------------------------
                                        Frederick J. Burchill
                                        Vice President



                                   AMERICAN INSURED MORTGAGE
                                   INVESTORS - SERIES 85, L.P.

                                   By:  CRIIMI, Inc., its
                                        General Partner


                                   By:  /s/ Cynthia O. Azzara
                                        ----------------------
                                        Cynthia O. Azzara
                                        Chief Financial Officer



                                   AMERICAN INSURED MORTGAGE
                                   INVESTORS L.P. - Series 86

                                   By:  CRIIMI, Inc., its
                                        General Partner


                                   By:  /s/ Cynthia O. Azzara
                                        ----------------------
                                        Cynthia O. Azzara
                                        Chief Financial Officer



                                   AMERICAN INSURED MORTGAGE
                                   INVESTORS L.P. - Series 88

                                   By:  CRIIMI, Inc., its
                                        General Partner


                                   By:  /s/ Cynthia O. Azzara
                                        ----------------------
                                        Cynthia O. Azzara
                                        Chief Financial Officer